Other Intangible Assets Amortization Expense Expected for Next Five Years (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Expected Amortization Expense [Line Items]
Total	$ 933	$ 0
Customer Relationships [Member] | Continuing Operations [Member]
Expected Amortization Expense [Line Items]
2016	421
2016	175
2017	150
2018	125
2019	62
Thereafter	0
Total	$ 933